UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period:	January 31, 2016

Item 1. Schedule of Investments:

Putnam Equity Spectrum Fund

The fund's portfolio
1/31/16 (Unaudited)

COMMON STOCKS (88.0%)(a)
			Shares	Value

Aerospace and defense (9.1%)

General Dynamics Corp.			92,700	$12,400,479

L-3 Communications Holdings, Inc.			1,060,615	123,922,257

Northrop Grumman Corp.			413,270	76,479,746

				212,802,482
Airlines (8.4%)

American Airlines Group, Inc.			5,044,773	196,695,699

				196,695,699
Banks (0.5%)

Metro Bank PLC (acquired 1/15/14, cost $8,736,904) (Private) (United Kingdom)(F)(RES)(NON)			410,449	12,632,727

				12,632,727
Biotechnology (2.6%)

ARIAD Pharmaceuticals, Inc.(NON)(S)(AFF)			9,787,824	49,134,876

Idera Pharmaceuticals, Inc.(NON)(S)			5,507,200	10,683,968

				59,818,844
Chemicals (2.4%)

W.R. Grace & Co.(NON)			685,344	55,745,881

				55,745,881
Commercial services and supplies (0.4%)

Tyco International PLC			259,200	8,913,888

				8,913,888
Communications equipment (6.4%)

EchoStar Corp. Class A(NON)			4,268,722	149,960,204

				149,960,204
Construction and engineering (0.1%)

HC2 Holdings, Inc.(NON)(S)			823,448	3,129,102

				3,129,102
Health-care equipment and supplies (2.4%)

GenMark Diagnostics, Inc.(NON)(S)(AFF)			2,316,124	12,252,296

STAAR Surgical Co.(NON)(S)(AFF)			6,673,569	43,578,406

				55,830,702
Household durables (0.2%)

UCP, Inc. Class A(NON)(AFF)			852,192	5,044,977

				5,044,977
Internet and catalog retail (5.3%)

Delivery Hero Holding GmbH (acquired 6/12/15, cost $14,040,748) (Private) (Germany)(F)(RES)(NON)			1,823	12,163,953

FabFurnish GmbH (acquired 8/2/13, cost $151) (Private) (Brazil)(F)(RES)(NON)			114	93

Global Fashion Holding SA (acquired 8/2/13, cost $7,569,814) (Private) (Brazil)(F)(RES)(NON)			178,692	4,511,951

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $151) (Private) (Brazil)(F)(RES)(NON)			114	93

New Middle East Other Assets GmbH (acquired 8/2/13, cost $62) (Private) (Brazil)(F)(RES)(NON)			47	38

Priceline Group, Inc. (The)(NON)			99,966	106,460,791

				123,136,919
Life sciences tools and services (3.3%)

Agilent Technologies, Inc.			2,037,600	76,715,640

				76,715,640
Media (23.2%)

DISH Network Corp. Class A(NON)			11,240,152	542,562,137

				542,562,137
Oil, gas, and consumable fuels (3.4%)

Gulfport Energy Corp.(NON)			1,682,968	49,731,704

Pioneer Natural Resources Co.			103,900	12,878,405

Stone Energy Corp.(NON)(S)(AFF)			5,180,679	15,956,491

				78,566,600
Pharmaceuticals (16.3%)

Cardiome Pharma Corp. (Canada)(NON)(S)			680,875	4,507,393

Jazz Pharmaceuticals PLC(NON)			2,451,780	315,642,157

Teva Pharmaceutical Industries, Ltd. ADR (Israel)			985,700	60,600,836

				380,750,386
Real estate investment trusts (REITs) (1.2%)

Altisource Residential Corp.(R)			2,793,544	27,795,763

				27,795,763
Real estate management and development (2.8%)

Altisource Asset Management Corp. (Virgin Islands)(NON)(S)(AFF)			275,198	4,251,809

Altisource Portfolio Solutions SA(NON)(S)(AFF)			2,128,083	61,501,599

				65,753,408

Total common stocks (cost $2,323,696,017)				$2,055,855,359

CONVERTIBLE PREFERRED STOCKS (3.3%)(a)
			Shares	Value

Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $50,000,000) (Virgin Islands)(RES)(AFF)			50,000	$17,537,500

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/28/15, cost $45,675,016) (Private)(F)(RES)(NON)			1,350,639	59,286,029

Total convertible preferred stocks (cost $95,675,016)				$76,823,529

INVESTMENT COMPANIES (0.2%)(a)
			Shares	Value

Market Vectors Gold Miners ETF			276,100	$3,931,664

Total investment companies (cost $3,618,656)				$3,931,664

WARRANTS (0.1%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Global Eagle Entertainment, Inc.	1/31/18	$11.50	351,253	$1,317,199

Total warrants (cost $477,829)				$1,317,199

SHORT-TERM INVESTMENTS (15.7%)(a)
			Principal amount/shares	Value

Federal Home Loan Banks unsec. discount notes 0.40%, February 3, 2016			$30,165,000	$30,164,578

Federal National Mortgage Association unsec. discount notes 0.20%, February 3, 2016			3,400,000	3,399,952

Federal Home Loan Mortgage Corporation unsec. discount notes 0.20%, February 3, 2016			3,400,000	3,399,952

Putnam Cash Collateral Pool, LLC 0.53%(d)		Shares	69,209,400	69,209,400

Putnam Short Term Investment Fund 0.39%(AFF)		Shares	170,031,835	170,031,835

U.S. Treasury Bills 0.23%, April 28, 2016(SEG)(SEGSH)			$41,250,000	41,218,650

U.S. Treasury Bills 0.16%, February 18, 2016(SEG)(SEGSH)			25,000,000	24,997,525

U.S. Treasury Bills 0.16%, February 11, 2016(SEGSH)			25,000,000	24,998,550

Total short-term investments (cost $367,429,595)				$367,420,442

TOTAL INVESTMENTS

Total investments (cost $2,790,897,113)(b)				$2,505,348,193

FUTURES CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

S&P 500 Index E-Mini (Short)	500	$48,252,500	Mar-16	$(1,227,337)

Total				$(1,227,337)

SECURITIES SOLD SHORT at 1/31/16 (Unaudited)

COMMON STOCKS (3.1%)(a)	Shares	Value

Food products (0.5%)
Hain Celestial Group, Inc. (The)(NON)	292,000	$10,622,960

		10,622,960
Industrial conglomerates (1.3%)
General Electric Co.	1,058,500	30,802,350

		30,802,350
Machinery (1.2%)
Caterpillar, Inc.	385,500	23,993,520
PACCAR, Inc.	72,300	3,547,761

		27,541,281
Metals and mining (0.1%)
Alcoa, Inc.	331,600	2,417,364

		2,417,364

Total securities sold short (proceeds receivable $83,668,724)		$71,383,955

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2015 through January 31, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $2,335,555,466.
(b)	The aggregate identified cost on a tax basis is $2,792,121,411, resulting in gross unrealized appreciation and depreciation of $276,946,046 and $563,719,264, respectively, or net unrealized depreciation of $286,773,218.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $106,132,384, or 4.5% of net assets.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund*	$49,708,388	$377,975,469	$427,683,857	$21,337	$—
	Putnam Short Term Investment Fund*	237,824,142	992,782,162	1,060,574,469	308,444	170,031,835
	Altisource Asset Management Corp.†	—	23,985,949	—	—	4,251,809
	Altisource Asset Management Corp. cv. pfd.†	—	—	—	—	17,537,500
	Altisource Portfolio Solutions SA	51,606,013	—	—	—	61,501,599
	Altisource Residential Corp.†	—	4,809,378	663,685	—	—
	ARIAD Pharmaceuticals, Inc.†	—	2,455,377	—	—	49,134,876
	GenMark Diagnostics, Inc.	43,792,550	—	14,849,069	—	12,252,296
	Global Eagle Entertainment, Inc.**†	55,229,382	—	7,822,811	—	—
	Global Eagle Entertainment, Inc. Warrants†	1,650,889	—	—	—	—
	STAAR Surgical Co.	56,080,096	3,123,383	—	—	43,578,406
	Stone Energy Corp.	55,310,402	16,685,185	717,506	—	15,956,491
	UCP, Inc.	7,379,983	—	—	—	5,044,977
	Totals	$558,581,845	$1,421,816,903	$1,512,311,397	$329,781	$379,289,789
	* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
	† Security was only in affiliation for a portion of the reporting period.
** In connection with the purchase of shares of this issuer by the fund on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the "Other Putnam Investors"), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer's outstanding voting securities.

(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSH)	This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral.
	The fund received cash collateral of $69,209,400, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $67,989,383.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $71,356,428 to cover securities sold short and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	Debt obligations are considered secured unless otherwise indicated.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.
	Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Futures contracts: The fund used futures contracts to manage exposure to market risk.
	The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
	Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
	For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
	Short sales of securities: The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense.
	While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. The fund will also post collateral representing an additional 2%-5% of the fair value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender.
	At the close of the reporting period, the value of the securities sold short amounted to $71,383,955 and the fund posted collateral of $68,678,239. Collateral may include amounts related to unsettled trades.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$654,067,905	$—	$16,676,128
Energy	78,566,600	—	—
Financials	93,549,171	—	12,632,727
Health care	573,115,572	—	—
Industrials	421,541,171	—	—
Information technology	149,960,204	—	—
Materials	55,745,881	—	—
Total common stocks	2,026,546,504	—	29,308,855
Convertible preferred stocks	—	17,537,500	59,286,029
Investment companies	3,931,664	—	—
Warrants	1,317,199	—	—
Short-term investments	170,031,835	197,388,607	—

Totals by level	$2,201,827,202	$214,926,107	$88,594,884

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(1,227,337)	—	—
Securities sold short	(71,383,955)	—	—

Totals by level	$(72,611,292)	$—	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in the security valuation note above) did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of October 31, 2015	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of January 31, 2016

Common stocks*:
Consumer discretionary	$4,168,391	$—	$—	$(1,533,011)	$14,040,748	$—	$—	$—	$16,676,128
Financials	8,946,554	—	—	3,686,173	—	—	—	—	12,632,727
Total common stocks	$13,114,945	$—	$—	$2,153,162	$14,040,748	$—	$—	$—	$29,308,855
Convertible preferred stocks	40,500,015	—	—	18,786,014	—	—	—	—	59,286,029

Totals	$53,614,960	$—	$—	$20,939,176	$14,040,748	$—	$—	$—	$88,594,884

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $20,939,176 related to Level 3 securities still held at period end.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs:
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)

Private equity	$12,632,727	Market transaction price	Liquidity discount	15%	Decrease
Private equity	$71,449,982	Market transaction price	Liquidity Discount	10%	Decrease
Private equity	$4,512,175	Comparable multiples	EV/sales multiple	0.8x-2.5x (1.7x)	Increase
			Liquidity discount	25%	Decrease
(1) Expected directional change in fair value that would result from an increase in the unobservable input.

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Equity contracts	$1,317,199	$1,227,337

Total	$1,317,199	$1,227,337

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)		200
Warrants (number of warrants)		640,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

	Assets:
	Futures contracts§	—	—

	Total Assets	$—	$—

	Liabilities:
	Futures contracts§	1,235,000	1,235,000

	Total Liabilities	$1,235,000	$1,235,000

	Total Financial and Derivative Net Assets	$(1,235,000)	$(1,235,000)
	Total collateral received (pledged)##†	$—
	Net amount	$(1,235,000)

†	Additional collateral may be required from certain brokers based on individual agreements.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 25, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: March 25, 2016